National Life Insurance Company
                    National Variable Life Insurance Account

                     Supplement dated September 10, 2003 to
             Sentinel Benefit Provider Prospectus dated May 1, 2003



IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.


SUBSTITUTION OF FUNDS. The substitution of the Sentinel Variable Products Trust Bond and Balanced Funds for the Gartmore GVIT Government Bond Fund - Class IV shares and the J.P. Morgan GVIT Balanced Fund - Class IV shares was effected on July 31, 2003.

END OF RESTRICTION ON NUMBER OF SUBACCOUNTS USED. We have recently enhanced our administrative systems so that we no longer need to limit the number of different subaccounts used in any one Policy during the life of that Policy. The previous restriction on the number of subaccounts used no longer applies.